UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 13, 2004

CORRECTIONAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23038	11-3182580
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1819 Main Street Suite 1000 Sarasota, Florida		34326
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (941) 953-9199

Not Applicable

(Former name or former address, if changed since last report)

Item 12—Results of Operations and Financial Condition

On May 13, 2004, Correctional Services Corporation released its unaudited earnings and results of operations for the three month period ended March 31, 2004, which is set forth in the attached Exhibit 99.04201.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Exhibit

99.04201	First Quarter Press Release for Correctional Services Corporation, dated May 13, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2004

CORRECTIONAL SERVICES CORPORATION

By:	/s/ Bernard A. Wagner

Bernard A. Wagner Senior Vice-President and Chief Financial Officer

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